Exhibit 10.1
THIRD AMENDMENT TO EMPLOYMENT AGREEMENT
     This Third Amendment to Employment Agreement (this “Third Amendment”) is made and entered into as of the 21st day of December, 2007, by and between Cadence Design Systems, Inc. (“Cadence”) and Michael J. Fister (“Executive”).
W I T N E S S E T H:
     WHEREAS, Cadence and Executive have entered into that certain Employment Agreement effective May 12, 2004 (the “Original Agreement”);
     WHEREAS, Cadence and Executive have entered into that certain Amendment to Employment Agreement effective May 17, 2005 (the “First Amendment”) and that certain Second Amendment to Employment Agreement effective May 17, 2007 (the “Second Amendment”);
     WHEREAS, the Original Agreement, as amended by the First Amendment and the Second Amendment, is hereinafter referred to as the “Agreement”; and
     WHEREAS, Cadence and Executive desire to amend the Agreement as more particularly set forth herein.
     NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein set forth, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged by the parties hereto, the parties hereto do hereby covenant and agree as follows:
     1.     Relocation Benefits. Section 3(c)(ii) of the Agreement is hereby modified by deleting the date “December 31, 2007” and inserting in lieu thereof the following: “the earlier of (A) December 31, 2008, or (B) the later closing date of the sale of each of Mr. Fister’s two (2) private residences in Lake Oswego, Oregon”.
     2.     Ratification. The Agreement, as modified by this Third Amendment, is hereby ratified and confirmed by Cadence and Executive.
     IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be executed and delivered as of the date first above written.
CADENCE DESIGN SYSTEMS, INC.

By:	/s/ R.L. Smith McKeithen	/s/ Michael J. Fister

Name:	R.L. Smith McKeithen	Michael J. Fister
Title:	Senior Vice President & General Counsel